SCHEDULE 14A
Information Required in Proxy Statement
Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a
    -6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a 12


                         MONZA VENTURES INC.
           (Name of Company As Specified In Charter)

                         Not Applicable
(Name of Person(s) Filing the Information Statement if other than Company)

Payment  of Filing Fee (Check the appropriate box):

/X/ No fee required.

/  / Fee  computed on table below per  Exchange  Act Rules  14c-5(g) and 0-11.

          1) Title of each class of securities to which transaction applies:

                  Common Stock, par value $0.001 per share

          2) Aggregate number of securities to which transaction applies:

                   10,500,000 common shares

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4) Proposed maximum aggregate value of transaction:

/__/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
         2) Form, Schedule or Registration Statement No.:
         3) Filing Party:
         4) Date Filed:






			Monza Ventures Inc.
			1018 Huguang Rd.,
			   Changchun,
			Jilin Province 130012
			    China,
		    Phone:  011-86-43185918321
		    Facsimile:   949-272-0088
		NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
		    TO BE HELD ON April 4, 2011

	The Annual Meeting of Stockholders (the "Annual Meeting") of Monza Ventures Inc., a Nevada corporation (the "Company"), will be held at 5:00 p.m., local time, on April 4, 2011 at 1018 Huguang Rd., Changchun, Jilin Province 130012, China, Phone: 011-86-43185918321, for the following purposes:

     	(1)  		To elect the Companys Board of Directors to hold
                        office until the Companys Annual Meeting of Stockholders in 2012 or until their respective successor is duly elected and qualified; and

     	(2)  		To ratify the appointment of STAN LEE, CPA as the
                        Companys independent certified public accountant; and

	(3)	   	To affirm a forward stock split of 7 for 1; and

	(4)	        To ratify the name change from Arize Nutritional Gum Corp.
                        to Monza Ventures Inc. to be effective as of the filing of an amendment to the Companys Articles of Incorporation with the Nevada Secretary of State; and

	(5)		To transact such other business as may properly come
                        before the Annual Meeting and any adjournment thereof.

The Board of Directors has fixed the close of business on March 14, 2011, 2011, as the record date for determining those Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

				             By Order of the Board of Directors
                    			     /s/ Chen Wang  March 14, 2011
					     ----------------------
					      CHEN WANG
					      CHIEF EXECUTIVE OFFICER

THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THE RETURN OF THE ENCLOSED PROXY CARD WILL NOT AFFECT YOUR RIGHT TO REVOKE YOUR PROXY OR TO VOTE IN PERSON IF YOU DO ATTEND THE ANNUAL MEETING.



Monza Ventures Inc.
1018 Huguang Rd., Chang Chun,
China, 130012
Phone:011-86-43185918321
Facsimile: 949-272-0088



PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Monza Ventures Inc., a Nevada corporation (the "Company"), of proxies from the holders of the Companys common stock, par value $.001 per share (the "Common Stock"), for use at the Annual Meeting of Stockholders of the Company to be held at 1018 Huguang Rd., Changchun, Jilin Province 130012, China,Phone: 011-86-43185918321, and at any adjournment thereof (the "Annual Meeting"), pursuant to the enclosed Notice of Annual Meeting of Stockholders.

The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to Stockholders is March 15, 2011. Stockholders should review the information provided herein in conjunction with the Companys 2010 Annual Report, which was filed with the Securities and Exchange Commission and the Company quarterly filings on Form 10-Q and Form 8-K. The Companys principal executive offices are located at 1018 Huguang Rd., Chang Chun, China , 130012, and the Companys phone number is 011-86-43185918321.

INFORMATION CONCERNING PROXY

The enclosed proxy is solicited on behalf of the Companys Board of Directors. Stockholders who hold their shares through an intermediary must provide instructions on voting as requested by their bank or broker. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Companys Secretary at the Companys executive office a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy will be borne by the Company. In addition to the use of the mail, employees of the Company may solicit proxies personally and by telephone. The Companys employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

OTHER MATTERS; DISCRETIONARY VOTING

Our Board of Directors does not know of any matters, other than as described in the notice of Meeting attached to this Proxy Statement, that are to come before the Meeting.

	If the requested proxy is given to vote at the Meeting, the persons named in such proxy will have authority to vote in accordance with their best judgment on any other matter that is properly presented at the Meeting for action, including without limitation, any proposal to adjourn the Meeting or otherwise concerning the conduct of the Meeting.

RIGHT TO REVOKE PROXIES

	Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:

	filing with the Chief Executive Officer of the Company, before the polls are closed with respect to the vote, a written notice of revocation bear ing a later date than the proxy;
	duly executing a subsequent proxy relating to the same shares of common stock and delivering it to the President of the Company; or
	attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy).

Any written notice revoking a proxy should be sent to: Chen Wang, 1018 Huguang
 Rd., Chang Chun, China, 130012; 011-86-43185918321


PURPOSE OF THE MEETING

	At the Annual Meeting, the Companys Stockholders will consider and vote upon the following matters:

	(1)  		To elect the Companys Board of Directors to hold
                        office until the Companys Annual Meeting of Stockholders in 2011 or until their respective success or is duly elected and qualified; and

     	(2)  		To ratify the appointment of STAN LEE, CPA as the
                        Companys independent certified public accountant;
                        and

	(3)	   	To affirm a forward stock split of 7 for 1; and

	(4)	        To ratify the name change to Arize Nutritional Gum
                        Corp. to Monza Ventures Inc. to be effective as of the filing of an amendment to the Companys Articles of Incorporation with the Nevada Secretary of State; and


	(5)		To transact such other business as may properly come
                        before the Annual Meeting and any adjournment thereof.


Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) FOR the re-election of the nominees for directors named below;
(b) FOR the proposal to ratify the appointment of STAN LEE, CPA as the Companys independent certified public accountant; (c) FOR the forward stock split of 7 for 1; and (d) FOR the proposal to ratify the name change from Arize Nutritional Gum Corp. to Monza Ventures Inc. In the event a shareholder specifies a different choice by means of the enclosed proxy, such shareholder's shares will be voted in accordance with the specification so made.


DESCRIPTION OF BUSINESS


Monza Ventures Inc. ("Monza") intends to commence operations as an e-commerce retailer which will offer for sale overstocked inventory items from factories in China over the internet. The initial region we plan to market our website to North America. We currently have signed a contract with a Canadian business development firm to create and develop our website, foreignbargins.com. Our website will contain a wide variety of overstocked goods from Chinese factories. Items that can be found on our website will vary depending on what items are over produced by the Chinese factories. We currently do not have any contracts, agreements, or understandings with any manufactures in China.
We expect that our website will reach the beta phase of development by the end of December 2011. We currently have not advanced beyond the business plan state from our inception until the date of this filing. In order for us to begin commercialization of our product, we will need to raise additional capital. We currently do not have a specific plan to raise these funds. During September of 2005, we received initial funding through the sale of common stock to investors. We do not intend to open any new stores; enter into any type of new business; or, purchase equipment or other assets in the next twelve month period following the date of this prospectus. From inception until the date of this filing, we have had no material operating activities. Our current cash balance is $333. We anticipate that our current cash balance will not satisfy our cash needs for the following twelve-month period.
We plan to commence operations as an e-commerce retailer that allows customers to purchase overstocked inventory items from factories in China. The initial region that we plan to market our website to is North America. Our website will contain a wide variety of overstocked goods from Chinese factories. Items that can be found on our website will vary depending on what items are over produced by the Chinese factories. As of the date of this prospectus, we do have any contracts, agreements, and understandings with any manufacturers in China. We have currently signed a contract with a Canadian business development firm to help us create and develop our website. We are planning to have our website fully developed and running by the end of December 2011.

This is the initial stage of our business. From inception until the date of this filing, we have had no material operating activities. Our current cash balance was $48 as of November 30, 2010 and $101 as of August 31, 2010. We anticipate that our current cash balance will not satisfy our cash needs for the following twelve-month period. There can be no assurance that we will be successful in finding financing, or even if financing is found, that we will be successful in achieving profitable operations.

Our principal executive offices are located at 1018 Huguang Rd., Changchun, Jilin Province 130012, China,

Phone:  011-86-431859183210255. Our fiscal year end is November 30th.

Revenue
As of the date of this filing, we have not generated any revenues, as we have had no operational activities.

Insurance
Currently, we have no insurance coverage

Employees
Currently our only employees are our directors and officers. We do not expect any material changes in the number of employees over the next 12 month period. We do and will continue to outsource contract employment as needed. However, with project advancement and if we are successful in our initial and any subsequent operations, we may retain additional employees.


RISK FACTORS

Because our auditors have issued a going concern opinion, there is substantial uncertainty we will continue activities in which case you could lose your investment.

Our auditors have issued a going concern opinion. This means that there is substantial doubt that we can continue as an ongoing business for the next twelve months. As such we may have to cease activities and you could lose your investment.
Because we have not yet commenced operations we face a high risk of business failure.
We were incorporated on September 6, 2005 and to date have been involved primarily in organizational activities. As of the date of this filing, we have not earned any revenues. Accordingly, you can evaluate our business, and therefore our future prospects, based only on a limited operating history. Potential investors should be aware of the difficulties normally encountered by development stage companies and the high rate of failure for such enterprises.

If we are not able to effectively respond to competition, our business may fail.

There will be many companies in this e-commerce industry that will compete with us. Most of these competitors have established businesses with returning customers. We will attempt to compete against these groups by offering a higher quality of products and services to our customers. However, we cannot assure you that such a strategy will be successful, or that competitors will not copy our business strategy. Our inability to achieve sales and revenues due to competition will have an adverse effect on our business operations and financial condition.

Because all of our assets and our officers and directors are located outside the United States of America, it may be difficult for an investor to enforce within the United States any judgments obtained against us or any of our officers and directors.

All of our assets are located outside of the United States and we do not currently maintain a permanent place of business within the United States. In addition, our directors and officers are nationals and/or residents of countries other than the United States, and all or a substantial portion of such persons' assets are located outside the United States. As a result, it may be difficult for an investor to effect service of process or enforce within the United States any judgments obtained against us or our officers or directors, including judgments predicated upon the civil liability provisions of the securities laws of the United States or any state thereof. In addition, there is uncertainty as to whether the courts of China and other jurisdictions would recognize or enforce judgments of United States courts obtained against us or our director and officer predicated upon the civil liability provisions of the securities laws of the United States or any state thereof, or be competent to hear original actions brought in China or other jurisdictions against us or our director and officer predicated upon the securities laws of the United States or any state thereof.

Because our management only has limited technical training or experience in starting, and operating an e-commerce operation, management's decisions and choices may not take into account standard e-commerce or managerial approaches
 e-commerce companies commonly use. As a result, we may have to suspend or cease activities which will result in the loss of your investment.

Our management has limited experience with exploring for, starting, and operating a e-commerce business. Further, our management has no direct training or experience in these areas and as a result may not be fully aware of many of the specific requirements related to working within the industry. Management's decisions and choices may not take into account standard or managerial approaches e-commerce companies commonly use. Consequently our activities, earnings and ultimate financial success could suffer irreparable harm due to management's lack of experience in this industry. As a result we may have to suspend or cease activities which will result in the loss of your investment.

Because we do not maintain any insurance, if a judgment is rendered against us , we may have to cease operations.

We do not maintain any insurance and do not intend to maintain insurance in the future. Because we do not have any insurance, if we are made a party to a lawsuit, we may not have sufficient funds to defend the litigation. In the event that we do not defend the litigation or a judgment is rendered against us, we may have to cease operations.

Nevada Law And Our Articles Of Incorporation Protect Our Directors From Certain Types Of Lawsuits, Which Could Make It Difficult For Us To Recover Damages From Them In The Event Of A Lawsuit.


Nevada law provides that our directors will not be liable to our company or to our stockholders for monetary damages for all but certain types of conduct as directors. Our Articles of Incorporation require us to indemnify our directors and officers against all damages incurred in connection with our business to the fullest extent provided or allowed by law. The exculpation provisions may have the effect of preventing stockholders from recovering damages against our directors caused by their negligence, poor judgment or other circumstances. The indemnification provisions may require our company to use our assets to defend our directors and officers against claims, including claims arising out of their negligence, poor judgment, or other circumstances.

Failure To Achieve And Maintain Effective Internal Controls In Accordance With
Section 404 Of The Sarbanes-Oxley Act Could Have A Material Adverse Effect On Our Business And Operating Results.

It may be time consuming, difficult and costly for us to develop and implement the additional internal controls, processes and reporting procedures required by the Sarbanes-Oxley Act. We may need to hire additional financial reporting, internal auditing and other finance staff in order to develop and implement appropriate additional internal controls, processes and reporting procedures. If we are unable to comply with these requirements of the Sarbanes-Oxley Act, we may not be able to obtain the independent accountant certifications that the Sarbanes-Oxley Act requires of publicly traded companies.

If we fail to comply in a timely manner with the requirements of Section 404 of the Sarbanes-Oxley Act regarding internal control over financial reporting or to remedy any material weaknesses in our internal controls that we may identify, such failure could result in material misstatements in our financial statements, cause investors to lose confidence in our reported financial information and have a negative effect on the trading price of our common stock.

Pursuant to Section 404 of the Sarbanes-Oxley Act and current SEC regulations, we are required to prepare assessments regarding internal controls over financial reporting and, furnish a report by our management on our internal control over financial reporting. Failure to achieve and maintain an effective internal control environment could have a material adverse effect on our stock price.

In addition, in connection with our on-going assessment of the effectiveness of our internal control over financial reporting, we may discover material weaknesses in our internal controls as defined in standards established by the Public Company Accounting Oversight Board, or the PCAOB. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. The PCAOB defines significant deficiency as a deficiency that results in more than a remote likelihood that a misstatement of the financial statements that is more than inconsequential will not be prevented or detected.

In the event that a material weakness is identified, we will employ qualified personnel and adopt and implement policies and procedures to address any material weaknesses that we identify. However, the process of designing and implementing effective internal controls is a continuous effort that requires us to anticipate and react to changes in our business and the economic and regulatory environments and to expend significant resources to maintain a system of internal controls that is adequate to satisfy our reporting obligations as a public company. We cannot assure you that the measures we will take will remediate any material weaknesses that we may identify or that we will implement and maintain adequate controls over our financial process and reporting in the future.

Any failure to complete our assessment of our internal control over financial reporting, to remediate any material weaknesses that we may identify or to implement new or improved controls, or difficulties encountered in their implementation, could harm our operating results, cause us to fail to meet our reporting obligations or result in material misstatements in our financial statements. Any such failure could also adversely affect the results of the periodic management evaluations of our internal controls and, in the case of a failure to remediate any material weaknesses that we may identify, would adversely affect the annual auditor attestation reports regarding the effectiveness of our internal control over financial reporting that are required under Section 404 of the Sarbanes-Oxley Act. Inadequate internal controls could also cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.

Risks Associated with Our Common Stock
Trading in our common shares on the OTC Bulletin Board is limited and sporadic making it difficult for our shareholders to sell their shares or liquidate their investments.

Our common shares are currently listed for public trading on the OTC Bulletin Board under the symbol "MZAV". Our common stock has been listed on the OTC Bulletin Board since May 2008. The trading price of our common shares has been subject to wide fluctuations. Trading prices of our common shares may fluctuate in response to a number of factors, many of which will be beyond our control. The stock market has generally experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of companies with no current business operation. There can be no assurance that trading prices and price earnings ratios previously experienced by our common shares will be matched or maintained. These broad market and industry factors may adversely affect the market price of our common shares, regardless of our operating performance.

In the past, following periods of volatility in the market price of a companys securities, securities class-action litigation has often been instituted.
Such litigation, if instituted, could result in substantial costs for us and a diversion of management's attention and resources.

Our stock is a penny stock. Trading of our stock may be restricted by the SEC's penny stock regulations which may limit a stockholder's ability to buy and sell our stock.

Our stock is a penny stock. The Securities and Exchange Commission has adopted Rule 15g-9 which generally defines "penny stock" to be any equity security that has a market price (as defined) less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. Our securities are covered by the penny stock rules, which impose additional sales practice requirements on broker-dealers who sell to persons other than established customers and "accredited investors". The term "accredited investor" refers generally to institutions with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document in a form prepared by the SEC which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction and monthly account statements showing the market value of each penny stock held in the customer's account. The bid and offer quotations, and the broker-dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer's confirmation. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from these rules; the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the stock that is subject to these penny stock rules. Consequently, these penny stock rules may affect the ability of broker-dealers to trade our securities. We believe that the penny stock rules discourage investor interest in and limit the marketability of our common stock. The Financial Industry Regulatory Authority, or FINRA, has adopted sales practice requirements which may also limit a stockholder's ability to buy and sell our stock.

In addition to the penny stock rules described above, FINRA has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer's financial status, tax status, investment objectives and other information. Under interpretations of these rules, FINRA believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers.
FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock and have an adverse effect on the market for our shares.

 Compliance with changing regulation of corporate governance and public disclosure will result in additional expenses and pose challenges for our management.

Changing laws, regulations and standards relating to corporate governance and public disclosure, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations promulgated thereunder, the Sarbanes-Oxley Act and SEC regulations, have created uncertainty for public companies and significantly increased the costs and risks associated with accessing the U.S. public markets. Our management team will need to devote significant time and financial resources to comply with both existing and evolving standards for public companies, which will lead to increased general and administrative expenses and a diversion of management time and attention from revenue generating activities to compliance activities.

SHOULD ONE OR MORE OF THE FOREGOING RISKS OR UNCERTAINTIES MATERIALIZE, OR SHOULD THE UNDERLYING ASSUMPTIONS PROVE INCORRECT, ACTUAL RESULTS MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED, BELIEVED, ESTIMATED, EXPECTED, INTENDED OR PLANNED.




Reports to Security Holders

We will make available free of charge any of our filings as soon as reasonably practicable after we electronically file these materials with, or otherwise furnish them to, the Securities and Exchange Commission (SEC).


The public may read and copy any materials we file with the Securities and Exchange Commission (SEC). at the SEC's Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20002. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at (http://www.sec.gov).

DESCRIPTION OF PROPERTY

Facilities

Our principal offices are located at 1018 Huguang Rd., Chang Chung, China, 130012, Beijing, 100024. Our telephone number at our principal office is 011-86-43185918321. We believe that our office space and facilities are sufficient to meet our present needs and do not anticipate any difficulty securing alternative or additional space, as needed, on terms acceptable to us.


LEGAL PROCEEDINGS

We are not a party to any legal proceedings, there are no known judgments against the Company, nor are there any known actions or suits filed or threatened against it or its officers and directors, in their capacities as such. We are not aware of any disputes involving the Company and the Company has no known claim, actions or inquiries from any federal, state or other government agency. We are not aware of any claims against the Company or any reputed claims against it at this time

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

The Companys Common stock is presently listed on the OTC Bulletin Board under the symbol "MZAV". Our common stock has been listed on the OTC Bulletin Board since May 2008.

The following table reflects the high and low bid information for our common stock obtained from Stockwatch and reflects inter-dealer prices, without retail mark-up, markdown or commission, and may not necessarily represent actual transactions.

The high and low bid prices of our common stock for the periods indicated below are as follows:

National Association of Securities Dealers OTC Bulletin Board

Quarter End	   High	        Low
May 31, 2009	   $10.25	$10.25
August 31st, 2009  $10.25	$10.25
November 30, 2009  $10.25	$10.25
February 28, 2010  $10.25	$10.25
May 31, 2010	   $10.25	$10.25
August 31st, 2010  $10.25	$10.25
November 30, 2010  $10.25	$10.25
February 28, 2011  $10.25	$10.25

As of February 28, 2011, there were approximately 29 stockholders of record of the Companys Common Stock. As of such date, 10,500,000 common shares were issued and outstanding.

The Company has not paid any cash dividends to date, and it has no intention of paying any cash dividends on its common stock in the foreseeable future. The declaration and payment of dividends is subject to the discretion of its Board of Directors. The timing, amount and form of dividends, if any, will depend on, among other things, results of operations, financial condition, cash requirements and other factors deemed relevant by the Board of Directors.

There are no outstanding options or warrants or convertible securities to purchase our common equity.

The Company has never issued securities under and does not have any equity compensation plan. We did not purchase any of our shares of common stock or other securities during our fiscal year ended November 30, 2010 or the quarter ended February 28, 2011.

Transfer Agent
Our common shares are issued in registered form. Signature Stock Transfer Inc., 2220 Coit Rd, Ste 480, Plano TX, 75075-3762 is the registrar and transfer agent for our common shares.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Our audited financial statements for the years ended November 30, 2010 and 2009, together with the Report thereon of Stan Lee CPA certified public accountants, were published on February 28, 2011 on Form 10-K for the year ended November 30, 2010 and are included as attachments to this Schedule 14A.


MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITIONS AND RESULTS OF OPERATIONS PLAN OF OPERATION

The following discussion and analysis should be read in conjunction with our financial statements and related notes thereto included elsewhere in this registration statement. Portions of this document that are not statements of historical or current fact are forward-looking statements that involve risk and uncertainties, such as statements of our plans, objectives, expectations and intentions. The cautionary statements made in this registration statement should be read as applying to all related forward-looking statements wherever they appear in this registration statement. From time to time, we may publish forward-looking statements relative to such matters as anticipated financial performance, business prospects, technological developments and similar matters. The Private Securities Litigation Reform
Act of 1995 provides a safe harbor for forward-looking statements. All statements other than statements of historical fact included in this section or elsewhere in this report are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Important factors that could cause actual results to differ materially from those discussed in such forward-looking statements include, but are not limited to, the following: changes in the economy or in specific customer industry sectors; changes in customer procurement policies and practices; changes in product manufacturer sales policies and practices; the availability of product and labor; changes in operating expenses; the effect of price increases or decreases; the variability and timing of business opportunities including acquisitions, alliances, customer agreements and supplier authorizations; our ability to realize the anticipated benefits of acquisitions and other business strategies; the incurrence of debt and contingent liabilities in connection with acquisitions; changes in accounting policies and practices; the effect of organizational changes within the Company; the emergence of new competitors, including firms with greater financial resources than ours; adverse state and federal regulation and legislation; and the occurrence of extraordinary events, including natural events and acts of God, fires, floods and accidents. The following discussion and analysis of our plan of operations should be read in conjunction with our financial statements and related notes appearing elsewhere in this prospectus. This discussion and analysis contain forward-looking statements that involve risks, uncertainties and assumptions. Actual results may differ materially from those anticipated in these forward-looking statements as a result of certain factors, including, but not limited to, those presented under the heading of Risk Factors and elsewhere in this prospectus.

Cash Requirements
Monza Ventures Inc. was incorporated in the state of Nevada on September 6, 2005. We intend to commence operations as an e-commerce retailer which will offer for sale overstocked inventory items from factories in China over the internet. The initial region we plan to market our website to is North America. We currently have signed a contract with a Canadian business development firm to create and develop our website. We expect that our website will reach the beta phase of development by the end of December 2011. We currently have not advanced beyond the business plan state from our inception until the date of this filing. In order for us to begin commercialization of our product, we will need to raise additional capital.

We currently have not advanced beyond the business plan state from our inception until the date of this filing. From inception until the date of this filing, we have had no material operating activities. Our current cash balance is $48 as of November 30, 2010. We anticipate that our current cash balance will not satisfy our cash needs for the following twelve-month period. There can be no assurance that we will be successful in finding financing, or even if financing is found, that we will be successful in proceeding with profitable operations.

For the year end of November 30, 2010, we experienced general and administration expenses of $17,303. Since the our inception of September 6, 2005, we experienced total general and administration expenses of $138,480. The majority of the expenses experienced us have been related to our office premise and expenses related to maintaining our status as a publicly reporting company.

For the year end of November 30, 2010, our company experienced a net loss of $17,303.

We require additional funds of approximately $25,000 at a minimum to proceed with our plan of operation over the next twelve months, exclusive of any capital investments. As we do not have the funds necessary to cover our projected operating expenses for the next twelve month period, we will be required to raise additional funds through the issuance of equity securities, through loans or through debt financing. There can be no assurance that we will be successful in raising the required capital or that actual cash requirements will not exceed our estimates.

Estimated Net Expenditures During the Next Twelve Months

General and administrative 	$	 8,000
Rent 	                        $	 12,000
Professional fees 	        $	 5,000
Total 	                        $	 25,000

Liquidity and Capital Resources
During the year end period ended November 30, 2010, the Company satisfied its working capital needs by using capital raised from issuing common shares to investors and loans from the director. As of November 30, 2010, the Company has cash on hand in the amount of $48. Management does not expect that the current level of cash on hand will be sufficient to fund our operation for the next twelve month period. In the event that additional funds are required to maintain operations, our officers and directors have agreed to advance us sufficient capital to allow us to continue operations. We may also be able to obtain more future loans from our shareholders, but there are no agreements or understandings in place currently.

We believe that we will require additional funding to expand our business and ensure its future profitability. We anticipate that any additional funding will be in the form of equity financing from the sale of our common stock. However, we do not have any agreements in place for any future equity financing. In the event we are not successful in selling our common stock, we may also seek to obtain short-term loans from our director.

There can be no assurance that additional financing will be available to us when needed or, if available, that it can be obtained on commercially reasonable terms. If we are not able to obtain the additional financing on a timely basis, we will be unable to conduct our operations as planned, and we will not be able to meet our other obligations as they become due. In such event, we will be forced to scale down or perhaps even cease our operations.

Employees
Currently our only employees are our directors and officers. We do not expect any material changes in the number of employees over the next 12 month period. We do and will continue to outsource contract employment as needed.

Going Concern
We have suffered recurring losses from operations. The continuation of our company as a going concern is dependent upon our company attaining and maintaining profitable operations and raising additional capital. The financial statements do not include any adjustment relating to the recovery and classification of recorded asset amounts or the amount and classification of liabilities that might be necessary should our company discontinue operations.

Due to the uncertainty of our ability to meet our current operating expenses and the capital expenses noted above, in their report on the annual financial statements for the year ended November 30, 2010, our independent auditors included an explanatory paragraph regarding the substantial doubt about our ability to continue as a going concern. Our financial statements contain additional note disclosures describing the circumstances that lead to this disclosure by our independent auditors.

The continuation of our business is dependent upon us raising additional financial support. The issuance of additional equity securities by us could result in a significant dilution in the equity interests of our current stockholders. Obtaining commercial loans, assuming those loans would be available, will increase our liabilities and future cash commitments.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK
Our operations do not employ financial instruments or derivatives which are market sensitive and we do not have financial market risks.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

The following table sets forth, as of November 30, 2010, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated. The address for each person is our address at 1018 Huguang Rd., Chang Chung, Jilin Province 130012, China Phone: 011-86-43185918321.

Name and Address of     Amount and Nature            Percentage
Beneficial Owner        of Beneficial Ownership      of Class(1)


Chen Wang, Director	          Nil 	                 0%
Peng Jian Zhi, Director	          Nil	                 0%
Yuan We, Director	          Nil	                 0%
Andrew Wong, Shareholder	5,000,000 common shares	 47%
Directors and Executive
Officers as a Group	          Nil	                 0.%

Change in Control
We are not aware of any arrangement that might result in a change in control of our company in the future.

Equity Plan Compensation Information
Our company does not currently have a stock option plan or other form of equity plan.

Certain Relationships and Related Transactions
No director, executive officer, principal shareholder holding at least 5% of our common shares, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction, during the year ended November 30, 2010, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at the year end for the last three completed fiscal years.

Corporate Governance
We do not have a standing audit committee at the present time. Our board of directors has determined that we do not have a board member that qualifies as an audit committee financial expert as defined in Item 407
(d) (5) (ii) of Regulation S-B. We have determined, however, that Chen Wang, Peng Jian Zhi, and Yuan Wei are independent directors as defined in section 803 of the Amex Company Guide.

We believe that our members of our board of directors are capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. The board of directors of our company does not believe that it is necessary to have an audit committee because we believe that the functions of an audit committee can be adequately performed by the board of directors. In addition, we believe that retaining an independent director who would qualify as an audit committee financial expert would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated any revenues from operations to date.

Transactions with Independent Directors
There were no transactions with any independent directors.







DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS.

Each of our directors serves until his or her successor is elected and qualified. Each of our officers is elected by the board of directors to a term of one (1) year and serves until his or her successor is duly elected and qualified, or until he or she is removed from office. The board of directors has no nominating, auditing or compensation committees.

The name, age, and position of our present officers and directors are set forth below:

Name	        Age	Position Held
Chen Wang 	48	President, Principal Executive Officer, Principal
                        Financial Officer, Principal Accounting Officer,
                        Treasurer, Secretary, and Director
Peng Jian Zhi	40	Director
Yuan Wei	26	Director

Each director serves until our next annual meeting of the stockholders or unless they resign earlier. The Board of Directors elects officers and their terms of office are at the discretion of the Board of Directors.

Background of officers and directors
In 2006, Mr.Chen Wang has over 20 years of experience as a management consultant, specializing in the field of manufacturing. For the last five years, Mr. Wang has been self employed as a consultant to domestic PRC manufacturers.

Mr. Peng Jian Zhi has over 15 years of experience as an importer/exporter of retail goods in Asia. For the last five years, Mr. Zhi has been self employed and serves as a consultant to domestic PRC firms seeking advice on sourcing and procurement ofgoods.

Mr. Yuan Wei has over 7 years of experience with Internet start up companies in various capacities, from computer programmer to an executive management role. For the last five years, Mr. Wei has been a sole proprietor of an E-Commerce consulting company operated under his own name in China.

Other Committees of the Board

Compensation Committee
We do not have a compensation committee.

Nominating Committee
We do not have a Nominating Committee, our entire board of directors perform the functions of a Nominating Committee and oversee the process by which individuals may be nominated to our board of directors.

The current size of our board of directors does not facilitate the establishment of a separate committee. We hope to establish a separate Nominating Committee consisting of independent directors, if the number of our directors is expanded.

Family Relationships
There are no family relationships between any director or executive officer.

Involvement in Certain Legal Proceedings
Our directors, executive officers and control persons have not been involved in any of the following events during the past five years:

1. 	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2. 	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3. 	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4. 	being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.


EXECUTIVE COMPENSATION

The particulars of compensation paid to the following persons:
(a) 	our principal executive officer;

(b) 	each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended November 30, 2010; and

(c) 	up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the year ended November 30, 2010, who we will collectively refer to as our named executive officers, of our company for the years ended November 30, 2010 and November 30, 2009, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officer, whose total compensation does not exceed $100,000 for the respective fiscal year:

SUMMARY COMPENSATION TABLE

Name           Year      Salary  $  Bonus $     Other     Restricted  Securities         LTIP       All Other
and                                             Annual    Stock       Underlying         Payouts    Compensation $
Principal                                       CompensationAwards $  Options/SARSs (#)  ($)
Posit                                           ($)
ion


Chen Wang (1)  2010      0          0           0         0           0                  0          0
President,
Chief
Executive
Officer,
Secretary and
Treasurer


               2009      0          0           0         0           0                  0          0

Andrew Wong    2009      0          0           0         0           0                  0          0
(2) Former
President,
Chief
Executive
Officer,
Secretary and
Treasurer

There are no compensatory plans or arrangements with respect to our executive officers resulting from their resignation, retirement or other termination of employment or from a change of control.

Outstanding Equity Awards at Fiscal Year-End
As at November 30, 2010, there were no unexercised options or stock that had not vested in regards to our executive officers, and there were no equity incentive plan awards for our executive officers during the year ended November 30, 2010.

Options Grants in the Year Ended November 30, 2010.
During the year ended November 30, 2010, no stock options were granted to our executive officers.

Aggregated Options Exercised in the Year Ended November 30, 2010 and Year End Option Values.
There were no stock options exercised during the year ended November 30, 2010 and no stock options held by our executive officers at the end of the year ended November 30, 2010.

Repricing of Options/SARS
We did not reprice any options previously granted to our executive officers during the year ended November 30, 2010.

Director Compensation
Directors of our company may be paid for their expenses incurred in attending each meeting of the directors. In addition to expenses, directors may be paid a sum for attending each meeting of the directors or may receive a stated salary as director. No payment precludes any director from serving our company in any other capacity and being compensated for such service. Members of special or standing committees may be allowed similar reimbursement and compensation for attending committee meetings. During the year ended November 30, 2010, we did not pay any compensation or grant any stock options to our directors.

Indemnification
Under our Articles of Incorporation and Bylaws of the corporation, we may indemnify an officer or director who is made a party to any proceeding, including a law suit, because of his position, if he acted in good faith and in a manner he reasonably believed to be in our best interest. We may advance expenses incurred in defending a proceeding. To the extent that the officer or director is successful on the merits in a proceeding as to which he is to be indemnified, we must indemnify him against all expenses incurred, including attorney's fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by the laws of the State of Nevada. Regarding indemnification for liabilities arising under the Securities Act of 1933, which may be permitted to directors or officers under Nevada law, we are informed that, in the opinion of the Securities and Exchange Commission, indemnification is against public policy, as expressed in the Act and is, therefore, unenforceable.


 RECENT SALES OF UNREGISTERED SECURITIES OF THE COMPANY.

During the past three years, we have sold securities which were not registered as follows:

On September 9, 2005, the Company issued 5,000,000 common shares at $0.001 per share to the sole director of the Company for total proceeds o f $5,000.
On September 12, 2005, the Company issued 4,000,000 common shares at $0.001 per share for total proceeds of $4,000.
On September 13, 2005, the Company issued 1,500,000 common shares at $0.01 per share for total proceeds of $15,000.

WERE THESE TO US PERSONS; IF YES, THE FIRST PARAGRAPH APPLIES OR TO NON-US PERSONS, IN WHICH CASE THE LATTER TWO PARAGRAPHS APPLIES). IF A COPMBINATION, PLEASE BREAK DOWN THE SHARES TO US AND NON-US PERSONS. Jare comment

The offer and sale of such shares of our common stock were effected in reliance on the exemptions for sales of securities not involving a public offering, as set forth in Rule 506 promulgated under the Securities Act of 1933 (the Securities Act) and in Section 4(2) of the Securities
Act, based on the following: (a) the investors confirmed to us that they were accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act and had such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities; (b) there was no public offering or general solicitation with respect to the offering; (c) the investors were provided with certain disclosure materials and all other information requested with respect to our company; (d) the investors acknowledged that all securities being purchased were restricted securities for purposes of the Securities
Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act; and (e) a legend was placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequent registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.


The Offering of such shares of our common stock was effected in reliance on the exemptions for sales of securities not involving a public offering, in reliance upon Regulation S of the Securities Act of 1933, as amended (the Securities
Act), based on the following: (a) the Investors confirmed to us that they were accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act and had such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities; (b) there was no public offering or general solicitation with respect to the offering; (c) the Investors were provided with certain disclosure materials and all other information requested with respect to our company; (d) the Investors acknowledged that all securities being issued were restricted securities for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act; and (e) a legend was placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequent registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act. The Investors, in conjunction with the issuance of common shares and common stock purchase warrants pursuant to Rule 903(a) and (b)(3) of Regulation S represented to us that they were not a U.S. Person. We did not engage in a distribution of this offering in the United States.
The Investors represented its intention to acquire the securities for investment only and not with a view towards distribution. Appropriate legends have been affixed to the stock certificate issued to the Investors in accordance with Regulation S.

For purposes of this disclosure, U.S. Person within the meaning of U.S.
tax laws, means a citizen or resident of the United States, any former U.S. citizen subject to Section 877 of the Internal Revenue Code, any corporation, or partnership organized or existing under the laws of the United States of America or any state, jurisdiction, territory or possession thereof and any estate or trust the income of which is subject to U.S. federal income tax irrespective of its source, and within the meaning of U.S. securities laws, as defined in Rule 902(o) of Regulation S, means: (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (viii) any partnership or corporation if organized under the laws of any foreign jurisdiction, and formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.


DESCRIPTION OF SECURITIES

Our authorized capital stock consists of 75,000,000 shares of Common Stock, par value $.001 per share. The following statements relating to the capital stock set forth the material terms of our securities; however, reference is made to the more detailed provisions of, and such statements are qualified in their entirety by reference to, the Certificate of Incorporation, amendment to the Certificate of Incorporation and the By-laws, copies of which are filed as exhibits to this registration statement.

COMMON STOCK

Holders of shares of common stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of common stock do not have cumulative voting rights. Holders of common stock are entitled to share ratably in dividends, if any, as may be declared from time to time by the Board of Directors in its discretion from funds legally available therefore. In the event of a liquidation, dissolution or winding up of the Company, the holders of common stock are entitled to share pro rata all assets remaining after payment in full of all liabilities. All of the outstanding shares of common stock are fully paid and non-assessable. Holders of common stock have no preemptive rights to purchase our common stock. There are no conversion or redemption rights or sinking fund provisions with respect to the common stock.

The Board of Directors does not at present intend to seek stockholder approval prior to any issuance of currently authorized stock, unless otherwise required by law or stock exchange rules.

DIVIDENDS

Dividends, if any, will be contingent upon our revenues and earnings, if any, capital requirements and financial conditions. The payment of dividends, if any, will be within the discretion of our Board of Directors. We presently intend to retain all earnings, if any, for use in its business operations and accordingly, the Board of Directors does not anticipate declaring any dividends prior to a business combination.



INDEMNIFICATION OF DIRECTORS AND OFFICERS.

Neither our Articles of Incorporation nor Bylaws prevent us from indemnifying our officers, directors and agents to the extent permitted under the Nevada Revised Statute (NRS). NRS Section 78.502, provides that a corporation shall indemnify any director, officer, employee or agent of a corporation against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with any the defense to the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to Section 78.502(1) or 78.502(2), or in defense of any claim, issue or matter therein.

NRS 78.502(1) provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

NRS Section 78.502(2) provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals there from, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

NRS Section 78.747, provides that except as otherwise provided by specific statute, no director or officer of a corporation is individually liable for a debt or liability of the corporation, unless the director or officer acts as the alter ego of the corporation. The court as a matter of law must determine the question of whether a director or officer acts as the alter ego of a corporation.

No pending material litigation or proceeding involving our directors, executive officers, employees or other agents as to which indemnification is being sought exists, and we are not aware of any pending or threatened material litigation that may result in claims for indemnification by any of our directors or executive officers.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed hereby in the Securities Act and we will be governed by the final adjudication of such issue.

PRINCIPAL ACCOUNTING FEES AND SERVICES

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountants that are reasonably related to the performance of the audit or review of the Companys financial statements and are not reported in the preceding paragraph:

2010 - $2,750.00	     Stan Lee, CPA
2009 - $2,750.00             Stan Lee, CPA

3) Tax Fees
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was:

2010-$0	                 Stan Lee, CPA
2009 - $0                Stan Lee, CPA

4) All Other Fees
The aggregate fees billed in each of the last two fiscal years for the products and services provided by the principal accountant, other than the services reported in paragraphs (1), (2), and (3) was:

2010-$0		              Stan Lee, CPA
2009 - $0                     Stan Lee, CPA




Pre-Approval Policies

The Board's policy is now to pre-approve all audit services and all permitted non-audit services (including the fees and terms thereof) to be provided by the Companys independent registered public accounting firm; provided, however, pre-approval requirements for non-audit services are not required if all such services (1) do not aggregate to more than five percent of total revenues paid by the Company to its accountant in the fiscal year when services are provided; (2) were not recognized as non-audit services at the time of the engagement; and (3) are promptly brought to the attention of the Board and approved prior to the completion of the audit.

The Board pre-approved all fees described above.

PROPOSAL 1 - ELECTION OF DIRECTORS

   	At the Annual Meeting, three (3) Directors are to be elected to hold office until the next Annual Meeting of Stockholders and until their respective successor has been elected and qualified. There are three nominees for Director. Each nominee is currently a member of the Board of Directors.
The person named in the enclosed proxy card has advised that, unless otherwise directed on the proxy card, they intend to vote FOR the election of the nominees. Should any nominee become unable or unwilling to accept nomination or election for any reason, persons named in the enclosed proxy card may vote for a substitute nominee designated by the Board of Directors. The Company has no reason to believe the nominees named will be unable or unwilling to serve if elected.

Nominees

Name	        Age	Position Held
Chen Wang 	48	President, Principal Executive Officer, Principal
                        Financial Officer, Principal Accounting Officer,
                        Treasurer, Secretary, and Director
Peng Jian Zhi	40	Director
Yuan Wei	26	Director

Background of officers and directors
In 2006, Mr.Chen Wang has over 20 years of experience as a management consultant, specializing in the field of manufacturing. For the last five years, Mr. Wang has been self employed as a consultant to domestic PRC manufacturers.

Mr. Peng Jian Zhi has over 15 years of experience as an importer/exporter of retail goods in Asia. For the last five years, Mr. Zhi has been self employed and serves as a consultant to domestic PRC firms seeking advice on sourcing and procurement of goods.

Mr. Yuan Wei has over 7 years of experience with Internet start up companies in various capacities, from computer programmer to an executive management role. For the last five years, Mr. Wei has been a sole proprietor of an E-Commerce consulting company operated under his own name in China.



Board of Directors

Directors are elected at the Companys annual meeting of Stockholders and serve for one year until the next annual Stockholders' meeting or until their respective successors are elected and qualified. Officers are elected by the Board of Directors and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board. The Company may issue stock compensation to and reimburses all Directors for their expenses in connection with their activities as directors of the Company. Directors of the Company who are also employees of the Company will not receive additional compensation for their services as directors.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES AS DIRECTORS TO SERVE UNTIL THE COMPANYS ANNUAL MEETING OF STOCKHOLDERS IN 2011 AND UNTIL THEIR RESPECTIVE SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED.






PROPOSAL 2  RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors appointed STAN LEE, CPA s the Companys independent certified public accountants. A representative of STAN LEE, CPA may be present at the Annual Meeting, and will have an opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions. The affirmative vote of a majority of the votes cast is necessary to appoint STAN LEE, CPA.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF STAN LEE, CPA AS THE COMPANYS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.


PROPOSAL 3  RATIFICATION OF THE COMPANYS FORWARD SPLIT OF 7 for 1


The stockholders previously approved a forward split of seven for one (7-1) in the annual meeting held on September 20, 2010. However, as the management did not effect the forward split at that time, management has determined to get a further mandate from the stockholders and have them affirm the action.


THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE COMPANYS FORWARD SPLIT OF 7 for 1.



PROPOSAL 4 APPROVAL OF THE COMPANYS NAME CHANGE FROM ARIZE NUTRITIONAL GUM CORP. TO MONZA VENTURES INC.

Our Board of Directors has adopted a resolution declaring the advisability of amending and restating our Articles of Incorporation to effect a name change from Arize Nutritional Gum Corp. to Monza Ventures Inc. a name that better reflects our current business.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE COMPANYS NAME CHANGE FROM ARIZE NUTRITIONAL GUM CORP. TO MONZA VENTURES INC.

DISSENTER'S RIGHTS OF APPRAISAL

The Nevada Revised Statutes does not provide for dissenter's rights of appraisal in connection with the name change or forward split .

CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING INFORMATION

This Proxy Statement contains forward looking statements.  Certain matters discussed herein are forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. Certain, but not necessarily all, of such statements can be identified by the use of forward-looking
terminology, such  as  believes,   expects,  may,  will,  should,
estimates  or anticipates   or  the  negative   thereof  or  comparable
terminology. All forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual transactions, results, performance or achievements of the company to be materially different from any future transactions, results, performance or achievements expressed or implied by such forward-looking statements. These may include, but are not limited to: (a) matters described in this Proxy Statement and matters described in Note on Forward-Looking Statements in our Annual Report on Form 10-K for the year ended November 30, 2009, (b) the ability to operate our business after the closing in a manner that will enhance stockholder value. Although we
believe  the  expectations   reflected  in  such   forward-looking statements
are based upon reasonable assumptions and business opportunities, we can give no assurance that our expectations will be attained or that any deviations will not be material. We undertake no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.




ADDITIONAL INFORMATION

If you have any questions about the actions described above, you may contact the company at 1018 Huguang Rd., Chang Chun, Jilin Province 130012, China and the Companys phone number is 011-86-431859183210255.


We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission (SEC). Copies of these reports, proxy statements and other information can be obtained at the SEC's public  reference  facilities  at 100 F Street, Room 1580, Washington,
D.C. 20549. Additionally,   these   filings   may be viewed at the
SEC's   website   at http://www.sec.gov.

We filed our annual report for the fiscal year ended November 30, 2010 on Form 10-K with the SEC. A copy of past annual reports on Form 10-K and our filings on Form 10-Q, or Form 8-K, may be obtained, upon written request by any stockholder to, and the Companys phone number is 011-86-43185918321.

INFORMATION INCORPORATED BY REFERENCE

The following documents are incorporated herein by reference and to be a part hereof from the date of filing of such documents:

Annual Report on Form 10-KSB for the fiscal year ended November 30, 2010.

Quarterly Report on Form 10-Q for the quarter ended February 28, 2010, May 31, 2010, and August 31, 2010 and all Form 8-K reports.

All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the effective date of the action taken described herein.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy to the extent that a statement contained herein or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy.

This Proxy   incorporates,   by reference,   certain documents that are not
presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any stockholder, to whom this proxy is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.



Quorum and Voting Requirements
The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding on the Record Date will constitute a quorum for purposes of the Annual Meeting. If less than a majority of the outstanding shares of Common Stock are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting from time to time without further notice. Abstentions and broker non-votes will be counted as shares present at the Annual Meeting for purposes of determining a quorum. With respect to the outcome of any matter brought before the Annual Meeting (i) abstentions will be considered as shares present and entitled to vote at the Annual Meeting, but will not be counted as votes cast for or against any given matter and (ii) broker non-votes will not be considered shares present and entitled to vote. Because directors will be elected by a plurality of the votes cast at the Annual Meeting and the other matters to be acted upon at the Annual Meeting will be approved if the number of votes cast in favor of the matter exceeds the number of votes cast against it, abstentions and broker non-votes will have no effect on the outcome of the proposals to be voted upon at the Annual Meeting.

A plurality of the votes cast by holders of shares of Common Stock will be required for the election of directors. The ratification of the appointment of STAN LEE, CPA as the Companys independent registered public accounting firm will be approved if the number of shares of Common Stock voted in favor of ratification exceeds the number of shares voted against it. The approval and affirmation of the forward stock split will be approved if the number of Shares of Common Stock voted in favor exceeds the number of shares voted against it. The approval of the name change split will be approved if the number of Shares of Common Stock voted in favor exceeds the number of shares voted against it.

Additional Information
Prior to the Annual Meeting, the Company will select one or more inspectors of election for the Annual Meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the Annual Meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive, count, and tabulate ballots and votes, and determine the results thereof.

A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at the Companys principal executive office for a period of ten days prior to the Annual Meeting, and at the Annual Meeting itself.

Other Matters; Discretionary Voting
Our Board of Directors does not know of any matters, other than as described in the Notice of Annual Meeting attached to this Proxy Statement, that are to come before the Annual Meeting.

The Board of Directors does not intend to present any business at the Annual Meeting other than the proposals described in this Proxy Statement. However, if any other matter properly comes before the Annual Meeting, including any stockholder proposal omitted from the Proxy Statement and form of proxy pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the Exchange Act), your proxies will act on such matter in their discretion.

If the requested proxy is given to vote at the Annual Meeting, the persons named in such proxy will have authority to vote in accordance with their best judgment on any other matter that is properly presented at the Annual
 Meeting for action, including, without limitation, any proposal to adjourn the Annual Meeting or otherwise concerning the conduct of the Annual Meeting.






SHAREHOLDER PROPOSALS FOR THE 2012 ANNUAL MEETING

Under SEC rules, shareholders intending to present a proposal at the Annual Meeting in 2012 and have it included in our proxy statement must submit the proposal in writing to Chen Wang. We must receive the proposal no later than Janaury 1, 2012.

	Shareholders intending to present a proposal at the Annual Meeting in 2012, but not to include the proposal in our proxy statement, must comply with the requirements set forth in Regulation 14a-8 of the Security Exchange Act of 1934, as amended (the Exchange Act). The Exchange Act requires, among other things, that a shareholder must submit a written notice of intent to present such a proposal that is received by our Secretary no less than 120 days prior to the anniversary of the first mailing of the Companys proxy statement for the immediately preceding year's annual meeting. Therefore, the Company must receive notice of such proposal for the Annual Meeting in 2011 no later than January 1, 2012. If the notice is after January 1, 2012, it will be considered untimely and we will not be required to present it at the Annual Meeting in 2012. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. The form of proxy and this Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to shareholders by its authority.


/s/ Chen Wang

CHEN WANG
Chief Executive Officer

___________

HIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS
OF MONZA VENTURES INC

           PROXY  ANNUAL MEETING OF SHAREHOLDERS April 4, 2011

The undersigned, revoking all previous proxies, hereby appoint(s) Chen Wang as Proxy, with full power of substitution, to represent and to vote all Common Stock of Monza Ventures Inc. owned by the undersigned at the Annual Meeting of Shareholders to be held at 5:00 p.m., local time, on April 4, 2011 at 1018 Huguang Rd., Chang Chun, Jilin Province 130012, China and the Companys phone number is 011-86-431859183210255, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Annual Meeting and Proxy Statement. No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of shareholders arise, the person named herein will vote thereon in accordance with his best judgment. All powers may be exercised by said Proxy. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING.

ELECTION OF DIRECTORS. Nominee:

         [  ]      FOR ALL NOMINEES LISTED (Except as specified
				here:______________)
         OR

         [  ]      WITHHOLDING AUTHORITY to vote for the nominee listed above

2. Proposal to Ratify the Appointment of STAN LEE, CPA s Independent
           Auditor.

		  [  ]  FOR          [  ]  AGAINST     [  ]  ABSTAIN

3. Proposal to ratify the Companys Forward Stock Split of  Seven for
           One.

		  [  ]  FOR          [  ]  AGAINST     [  ]  ABSTAIN

4. Proposal to change our name from Arize Nutritional Gum Corp to Monza Ventures Inc. .

		  [  ]  FOR          [  ]  AGAINST    [  ]  ABSTAIN

         	The shares represented by this proxy will be voted as directed. IF NO SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEE NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2, 3 AND PROPOSAL 4.

                                 Dated ____________________________, 2011



-----------------------------      ----------------------------------
(Print Name)                           (Signature)

	Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your full title as such. If executed by a corporation or partnership, the proxy should be signed in the corporate or partnership name by a duly authorized officer or other duly authorized person, indicating such officer's or other person's title.

         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.





FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA


Stan J.H. Lee, CPA
2160 North Central Rd. Suite 203 Fort Lee NJ 07024
P.O. Box 436402 San Diego CA 92143
619-623-7799 Fax 619-564-3408 E-mail) stan2u@gmail.com


--------------------------------------------------------------

Report of Independent Registered Public Accounting Firm

Shareholders of
Monza Ventures Inc.

We have audited the accompanying balance sheets of Monza Ventures Inc. as of November 30, 2010 and 2009 and the related statements of operations, changes in shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Companys management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Companys internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Monza Ventures Inc. as of November 30, 2010 and 2009 and the results of their operations and its cash flows for the fiscal year then in conformity with U.S. generally accepted accounting principles.

The financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Companys results of operations and lack of capital and liquidity raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Stan J.H. Lee, CPA
-------------------------
Stan J.H. Lee, CPA

February 27,  2011
Fort Lee, NJ 07024















F-1







Monza Ventures Inc.

(A Development Stage Company)

Balance Sheets

As of November 30, 2010 and  2009


                                        November 30, 2010          November 30, 2009

       Assets

Current Assets

       Cash and Cash Equivalents        $48                             $333

Total Current Assets                    $48                             $333

Total Assets                            $48                             $333

       Liabilities and Stockholders'
Equity

Current Liabilities

       Accounts Payable and Accrued     $16,748                         $3,198
Liabilities

       Dues from Related Parties        $41,000                         $41,000

       Loan from Related Party          $45,907                         $45,907

Total Current Liabilities               $103,655                        $90,105



Stockholders' Equity

Common Stock Authorized: 75,000,000
common shares at $0.001 par value
73,500,000 and 10,500,000 shares
issued and outstanding as of
November 30, 2010 and 2009,             $10,500                         $10,500
respectively

Additional Paid-in Capital              $24,373                         $20,905

(Deficit) accumulated during the        $(138,840)                      $(121,177)
developmental stage

Total Stockholders' Equity              $(103,607)                      $(89,772)

Total Liabilities and Stockholders'     $48                             $333
Equity


See Accompanying Summary of Accounting Policies and Notes to
Financial Statements



F-2

Monza Ventures Inc.

(A Development Stage Company)

Statements of Operations

For the Twelve months ended November 30, 2010 and 2009 and from September 6, 2005 (Inception) to November 30, 2010


                            For the Year   For the Year  September 6,
                            Ended          Ended         2005 (Inception)
                            November 30,   November 30,  to November 30,
                            2010           2009          2010
General and Administration
Expenses

Filing Fees                 $124           $-		 $3,403

Interest Expense            $3,468         $2,490        $10,873

Rent                        $6,000         $9,000        $53,000

Office Expense              $50            $-            $50

Professional Fees           $7,566         $9,264        $65,026

Bank Charges                $95            $442          $1,129

Website Development         $-             $-            $5,000

Net (loss) for the period   $(17,303)      $(21,196)     $(138,480)

Net (loss) per share

       Basic and diluted   $(0.001)        $(0.002)

Weighted Average Shares
Outstanding - Basic and
Diluted                    22,754,795      10,500,000


See Accompanying Summary of Accounting Policies and Notes to
Financial Statements



F-3



Monza Ventures Inc.

(A Development Stage Company)

Statements of Cash Flows

For the Fiscal Period Ended November 30, 2010 and 2009. And from
September 6, 2005 (Inception), to November 30, 2010


                                               For the Year Ended

                                           November 30,    November 30,   September 6, 2005
                                           2010            2009           (Inception) to
                                                                          November 30, 2010

Operating Activities

       Net (loss) for the period           $(17,303)        $(21,196)      $(138,480)

Imputed Interest on related party
transactions                               $3,468           $2,490         $10,873


Changes in non-cash working capital
accounts

Accounts payable and Accrued
Liabilities                                $13,550          $10,000        $57,648

Cash used in operating activities          $(285)           $(8,706)       $(69,859)

Financing Activities

       Advances from related party         $3,200           $4,900         $11,000

       Issuance of common stock            $-               $-             $24,000

Net Cash Flow provided by financing
activities                                 $-              $8,700          $69,907

Net change in cash                         $(285)          $(6)            $48

Cash, Beginning of Period                  $333            $339            -

Cash, End of Period                        $48             $333            $48



The accompanying notes are an integral part of the consolidated financial statements.



F-4



Monza Ventures Inc.

(A Development Stage Company)

Statements of Stockholders' Equity
From September 6, 2005 (Inception) to November 30, 2009



                             Common Stock

                             Shares        Amount     Additional    Deficit       Total
                                                      Paid-in       Accumulated   Stockholders'
                                                      Capital       During the    Equity
                                                                    Development   (Deficit)
                                                                    Stage



Common Stock issued for cash
-at $0.001 per share,
September 9, 2005            $5,000,000     $5,000     $-            $-           $4,500

-at $0.001 per share
September 12, 2005            4,000,000      4,000      -             -            4,000

-at $0.001 per share
, September 13, 2005          1,500,000      1,500     13,500         -            15,000


Comprehensive income (loss)   -              -          -            (23,127)      (23,127)
- Net loss for the period


Balance, November 30,         10,500,000     10,500    13,500        (23,127)     (23,127)
2005

Comprehensive income (loss)   -              -         -             (23,068)     (23,068)
- Net Loss for the period


Balance, November 30,         10,500,000     10,500    13,500        (46,195)     (22,195)
2006

Imputed interest on
shareholder loan              -              -         2,234         -            2,234

Comprehensive income (loss)   -              -         -             (23,659)     (23,659)
- Net Loss for the period


Balance, November 30,         10,500,000     10,500    15,743        (69,854)     (43,620)
2007

Imputed interest on
shareholder loan              -              -         2,681         -             2,681

Comprehensive income (loss)
- Net Loss for the period     -              -         -             (30,127)      (30,127)


Balance, November 30,         10,500,000     10,500    18,415        (99,981)      (71,066)
2008

Imputed interest on
shareholder loan              -              -         2,490         -             2,490

Comprehensive income (loss)
- Net Loss for the period     -              -         -             (21,196)      (21,196)


Balance, November 30,
2009                          10,500,000     10,500    20,905        (121,177)     (89,772)

Imputred interes on
shareholder loan              -              -         3,468         -             3,468

Comprehensive income (loss)

Forward stock split
(7:1 basis)September 20,
2010                          63,000,000     63,000    (63,000)      -             -

Net loss for the period       -              -         -             (17,303)      (17,303)

Balance, November 30,
2010                          73,500,000     73,500    (38,627)      (138,480)     (103,607)

The accompanying notes are an integral part of the consolidated financial statements.






 Monza Ventures Inc.
(A Development Stage Company)
Notes to the Financial Statements

NOTE 1        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Company is a development stage company which was incorporated in the State of Nevada on September 6, 2005. The Company intends to commence operations as an e commerce retailer of overstock items through a website on the internet.

Basis of Presentation
The Company follows accounting principles generally accepted in the United States of America. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the periods presented have been reflected herein.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principle requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents
For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. As of November 30, 2010 and 2009, there were no cash equivalents.

Development Stage Company
The Company complies with the FASB Accounting Standards Codification
(ASC) Topic 915 Development Stage Entities

 Impairment of Long Lived Assets
Long-lived assets are reviewed for impairment in accordance with ASC Topic 360, Accounting for the Impairment or Disposal of Long- lived Assets. Under ASC Topic 360, long-lived assets are tested for recoverability whenever events or changes in circumstances indicate that their carrying amounts may not be recoverable. An impairment charge is recognized or the amount, if any, which the carrying value of the asset exceeds the fair value.

Income Taxes
Monza uses the liability method of accounting for income taxes pursuant to FASB Topic 740. Under this method, deferred income taxes are recorded to reflect the tax consequences in future years of temporary differences between the tax basis of the assets and liabilities and their financial amounts at year end.

Basic and Diluted Net Loss Per Share
Basic earnings per common share is computed based upon the weighted average number of common shares outstanding during the period. Diluted earnings per share consists of the weighted average number of common shares outstanding plus the dilutive effects of options and warrants calculated using the treasury stock method. In loss periods, dilutive common equivalent shares are excluded as the effect would be anti-dilutive. At November 30, 2010, no equivalents existed because the effect would be anti-dilutive.

Website Development Cost
The Company adopted EITF 00-2, Accounting for Website Development Costs, which specifies the appropriate accounting for costs incurred in connection with the development and maintenance of websites. Under the EITF 00-2, website development costs are capitalized when acquired and installed, and are being amortized over its estimated useful life. On November 15, 2005, the Company entered into a web design contract. The company accrued and paid $5,000 website development cost and has not recorded an amortization of the website development costs as the initial installation of the website has not yet completed as of November 30, 2010.

Stock Based Compensation
The Company accounts for stock-based employee compensation arrangements using the fair value method in accordance with the provisions of ASC Topic 718 Compensation-Stock Compensation. The company accounts for the stock options issued to non-employees in accordance with the provisions of ASC Topic 718 Compensation- Stock Compensation.
The Company did not grant any stock options or warrants during the period from inception to November 30, 2010.

Revenue Recognition
Revenue is recognized when it is realized or realizable and earned. Monza considers revenue realized or realizable and earned when pervasive evidence of an arrangement exists, services have been provided, and collectability is reasonably assured. Revenue that is billed in advance such as recurring weekly or monthly services are initially deferred and recognized as revenue over the periods the services are provided.

Advertising Expenses
The company expenses advertising costs as incurred. There was no advertising expense incurred by the company during the period ended November 30, 2010 and 2009.

New Accounting Standards
Monza does not expect the adoption of recently issued accounting pronouncements to have a significant impact on its results of operations, financial position or cash flow.

NOTE 2         GOING CONCERN
Monzas financial statements have been prepared on a going concern basis, which contemplates the realization of assets and settlement of liabilities and commitments in the normal course of business for the foreseeable future. Since inception, the Company has accumulated losses aggregating to $138,480 and has insufficient working capital to meet operating needs for the next twelve months as of November 30, 2010, all of which raise substantial doubt about Monzas ability to continue as a going concern.

NOTE 3       CAPITAL STOCK
On September 9, 2005, the Company issued 5,000,000 common shares at $0.001 per share to the sole director of the Company for total proceeds of $5,000.

On September 12, 2005, the Company issued 4,000,000 common shares at $0.001 per share for total proceeds of $4,000.

On September 13, 2005, the Company issued 1,500,000 common shares at $0.01 per share for total proceeds of $15,000.

On September 20, 2010, the Stockholders of the Company authorized the Forward Stock Split of our issued and outstanding Common Stock on a seven for one (7:1) basis.The Forward Stock Split became effective on September 20, 2010. As a result of the Forward Stock Split, the Company increased its issued and outstanding shares of the Common Stock to 73,500,000 from 10,500,000.

NOTE 4        INCOME TAXES
As of November 30, 2010 , the Company has an estimated net operating loss carryforward for tax purpose of $138,480. This amount may be applied against future federal taxable income and expires in 2028.

As management of the Company cannot determine that it is more likely than not that the Company will realize the benefit of the deferred tax asset, a valuation allowance equal to the deferred tax asset has been established as at November 30, 2010 and 2009. The significant components of the deferred tax asset as at November 30, 2010 and 2009 are as follows:

                                      2010          2009
Net Operating loss carryfowards      $ 48,468       $ 21,196
Valuation allowance                   (48,468)       (21,196)
Net Deferred Tax asset               $  -           $   -

NOTE 5        RELATED PARTY TRANSACTIONS
As of November 30, 2010 and 2009, $45,907 and $45,907, respectively of accounts payable is payable to a company controlled by a person related to the former director of the company.
A shareholder loaned the Company $8,700 as of November 30, 2010. Imputed interest in the amount of $3,468 is included in additional paid in capital for the year ended November 30, 2010.